Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
June 30, 2024
AFF60-NPRT1-0824
1.9858330.109
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/26/24 (b) (Cost $866,228)	870,000	866,243

Domestic Equity Funds - 52.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	2,582,997	49,567,711
Fidelity Advisor Series Growth Opportunities Fund (c)	2,183,580	35,002,785
Fidelity Advisor Series Small Cap Fund (c)	1,283,425	16,633,182
Fidelity Series All-Sector Equity Fund (c)	1,348,547	16,600,619
Fidelity Series Commodity Strategy Fund (c)	55,223	5,371,560
Fidelity Series Large Cap Stock Fund (c)	2,898,423	66,489,827
Fidelity Series Large Cap Value Index Fund (c)	419,236	6,569,428
Fidelity Series Opportunistic Insights Fund (c)	1,669,210	39,877,419
Fidelity Series Small Cap Core Fund (c)	165,777	1,909,748
Fidelity Series Small Cap Opportunities Fund (c)	1,433,487	21,416,302
Fidelity Series Stock Selector Large Cap Value Fund (c)	2,823,197	38,734,263
Fidelity Series Value Discovery Fund (c)	2,592,481	39,664,958
TOTAL DOMESTIC EQUITY FUNDS (Cost $272,157,413)		337,837,802

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,162,747	17,545,858
Fidelity Series Emerging Markets Fund (c)	1,869,185	17,215,193
Fidelity Series Emerging Markets Opportunities Fund (c)	3,684,124	69,298,374
Fidelity Series International Growth Fund (c)	2,762,798	50,614,455
Fidelity Series International Small Cap Fund (c)	535,802	9,135,427
Fidelity Series International Value Fund (c)	4,037,163	51,029,736
Fidelity Series Overseas Fund (c)	3,615,242	50,866,454
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $232,175,847)		265,705,497

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	31,018	300,258
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	40,506	309,062
Fidelity Series Emerging Markets Debt Fund (c)	411,870	3,216,706
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	112,322	994,047
Fidelity Series Floating Rate High Income Fund (c)	68,272	613,081
Fidelity Series High Income Fund (c)	390,786	3,290,419
Fidelity Series International Credit Fund (c)	4,105	33,291
Fidelity Series Long-Term Treasury Bond Index Fund (c)	4,961,905	27,240,858
Fidelity Series Real Estate Income Fund (c)	63,528	615,588
TOTAL BOND FUNDS (Cost $44,228,729)		36,613,310

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	1,189,956	1,190,194
Fidelity Series Short-Term Credit Fund (c)	17	169
TOTAL SHORT-TERM FUNDS (Cost $1,190,361)		1,190,363

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $550,618,578)	642,213,215
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(504,276)
NET ASSETS - 100.0%	641,708,939

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	6	Sep 2024	702,960	462	462
ICE MSCI Emerging Markets Index Contracts (United States)	38	Sep 2024	2,067,580	3,802	3,802

TOTAL EQUITY INDEX CONTRACTS					4,264

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	216	Sep 2024	23,756,625	147,189	147,189
CBOT 5-Year U.S. Treasury Note Contracts (United States)	120	Sep 2024	12,789,375	59,646	59,646
CBOT Long Term U.S. Treasury Bond Contracts (United States)	24	Sep 2024	2,839,500	25,384	25,384

TOTAL TREASURY CONTRACTS					232,219

TOTAL PURCHASED					236,483

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	22	Sep 2024	6,073,650	(9,986)	(9,986)

TOTAL FUTURES CONTRACTS					226,497
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $866,243.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	584,031	3,755,945	3,149,776	10,585	(6)	-	1,190,194	0.0%
Total	584,031	3,755,945	3,149,776	10,585	(6)	-	1,190,194

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	48,737,144	2,042,625	4,231,224	-	685,929	2,333,237	49,567,711
Fidelity Advisor Series Growth Opportunities Fund	34,351,482	1,418,482	3,526,584	-	573,703	2,185,702	35,002,785
Fidelity Advisor Series Small Cap Fund	16,797,664	862,436	831,030	-	177,233	(373,121)	16,633,182
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	298,298	11,906	13,941	157	53	3,942	300,258
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	310,234	11,871	14,074	123	(7)	1,038	309,062
Fidelity Series All-Sector Equity Fund	16,137,716	583,366	779,008	-	147,067	511,478	16,600,619
Fidelity Series Canada Fund	17,746,240	1,123,882	1,044,987	-	279,842	(559,119)	17,545,858
Fidelity Series Commodity Strategy Fund	4,203,579	1,353,992	297,095	-	38,560	72,524	5,371,560
Fidelity Series Emerging Markets Debt Fund	3,209,718	177,288	148,704	47,658	9,396	(30,992)	3,216,706
Fidelity Series Emerging Markets Debt Local Currency Fund	1,022,069	32,899	44,462	-	981	(17,440)	994,047
Fidelity Series Emerging Markets Fund	16,700,567	635,009	933,893	-	59,956	753,554	17,215,193
Fidelity Series Emerging Markets Opportunities Fund	67,405,820	3,028,967	4,578,755	-	179,368	3,262,974	69,298,374
Fidelity Series Floating Rate High Income Fund	608,793	37,262	28,207	13,765	2,403	(7,170)	613,081
Fidelity Series Government Money Market Fund 5.42%	9,432	-	9,432	15	-	-	-
Fidelity Series High Income Fund	3,279,130	178,252	150,196	50,929	4,730	(21,497)	3,290,419
Fidelity Series International Credit Fund	34,184	457	1,122	457	45	(273)	33,291
Fidelity Series International Growth Fund	50,438,926	3,267,773	2,203,383	-	411,181	(1,300,042)	50,614,455
Fidelity Series International Small Cap Fund	9,462,897	352,327	418,999	-	51,579	(312,377)	9,135,427
Fidelity Series International Value Fund	50,850,320	2,903,416	2,852,750	-	600,482	(471,732)	51,029,736
Fidelity Series Large Cap Stock Fund	65,457,022	2,588,556	4,474,449	-	978,953	1,939,745	66,489,827
Fidelity Series Large Cap Value Index Fund	6,441,645	557,962	285,629	-	78,400	(222,950)	6,569,428
Fidelity Series Long-Term Treasury Bond Index Fund	30,526,256	2,210,436	4,734,264	240,574	(1,445,469)	683,899	27,240,858
Fidelity Series Opportunistic Insights Fund	38,631,223	1,814,388	3,122,868	-	473,307	2,081,369	39,877,419
Fidelity Series Overseas Fund	50,573,155	2,709,107	2,337,544	-	610,825	(689,089)	50,866,454
Fidelity Series Real Estate Income Fund	610,238	33,056	28,092	9,557	3,589	(3,203)	615,588
Fidelity Series Short-Term Credit Fund	144,885	167	144,149	167	3,384	(4,118)	169
Fidelity Series Small Cap Core Fund	1,936,946	78,591	59,597	9,073	6,155	(52,347)	1,909,748
Fidelity Series Small Cap Opportunities Fund	21,272,467	1,570,651	914,833	-	188,901	(700,884)	21,416,302
Fidelity Series Stock Selector Large Cap Value Fund	38,121,974	3,182,329	1,663,432	-	398,231	(1,304,839)	38,734,263
Fidelity Series Value Discovery Fund	39,002,517	3,720,722	1,714,819	-	429,021	(1,772,483)	39,664,958
	634,322,541	36,488,175	41,587,522	372,475	4,947,798	5,985,786	640,156,778

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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